HLSS Servicer Advance Receivables Trust ABS East 2014 Investor Presentation

Disclaimer 2 FORWARD-LOOKING STATEMENT: This news release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical facts, included in this press release, including, without limitation, statements we make about business model, dividend, future earnings, asset performance, financing, market opportunities, asset performance, asset valuation, interest rate exposure, business strategy and expectations and objectives for our future performance, are forward-looking statements. These forward-looking statements include declarations regarding our management's beliefs and current expectations. All forward-looking statements are subject to certain risks, uncertainties and assumptions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, our actual results, performance or achievements could differ materially from those expressed in, or implied by, any such forward-looking statements. Important factors that could cause or contribute to such difference include those risks specific to our business detailed within our reports and filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2013 as amended by our Amendment No.1 to the 2013 Form 10-K, filed with the SEC on August 18, 2014 (the "Form 10-K/A") and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014 (the "Q2 Form 10-Q") filed with the SEC on August 18, 2014. You should not place undue reliance on such forward-looking statements, which speak only as of their dates. We undertake no obligation to update or revise forward-looking statements, whether as a result of new information, future events or otherwise. You should carefully consider the risk factors described under the heading "Risk Factors" within our Form 10-K/A and our Q2 Form 10-Q. NON-GAAP MEASURES: In addition to financial measures prepared in accordance with generally accepted accounting principles (“GAAP”), this presentation also contains references to cash generated available for distribution, core earnings, core EPS, servicing revenue and servicing expense, which are non-GAAP performance measures. We believe these non-GAAP performance measures may provide additional meaningful comparisons between current results and results in prior periods. Non-GAAP performance measures should be viewed in addition to, and not as an alternative for, the Company’s reported results under accounting principles generally accepted in the United States.

Table of Contents Agenda 1. HLSS Overview 2. Ocwen Overview 3. HSART Master Trust Overview 4. Appendices 3

HLSS Overview

HLSS Overview  Earned $50.7mm, or $0.71 per ordinary share  Core EPS of 0.58 per share, excluding $0.13 per share related to the change in fair value of MSRs  Declared dividends totaling $34.1mm for the quarter, or $0.48 per share  Ending UPB to $170.8bn and advances to UPB to 3.59%  Total market capitalization of $1.6bn as of September 12, 2014 and total equity of $1.3bn as of June 30, 2014 HLSS Overview HLSS has built a portfolio of high quality mortgage assets and continues to grow through its strategic relationship with Ocwen  HLSS is an independent acquirer of high quality mortgage servicing assets (90%) and loans (10%)  Mortgage servicing assets are non-agency mortgage servicing advances, related rights to non-agency MSRs and cash reserves  Loans include FHA-insured Early Buyout (EBO) loans and Re-performing loans (RPLs) purchased at a discount  HLSS launched in March 2012 using the $180.5mm in net proceeds from its IPO and Private Placement to acquire rights to MSRs with $15.2bn UPB from Ocwen  Since the IPO, HLSS has raised an additional $1.1bn of total equity in three follow-on offerings and an additional $350.0mm from the issuance of a senior secured term loan. Proceeds, along with cash generated available for reinvestment, were primarily used to purchase rights to MSRs and servicing advance assets from Ocwen with $170.8bn of UPB on June 30, 2014  The company has engaged Ocwen to service the mortgage loans underlying its mortgage servicing assets. HLSS does not intend to develop its own mortgage servicing platform and does not originate mortgage loans  The company’s primary objective is to deliver attractive and consistent risk-adjusted returns to shareholders. HLSS intends to distribute at least 90% of its net income over time to shareholders in the form of a monthly cash dividend Company Overview Second Quarter 2014 Financial Highlights 5

HLSS Milestones

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Company Milestones

Date	Milestone
March 2012	▪ Gross proceeds of $196.6mm from an IPO and Private Placement and acquisition of rights to MSRs with $15.2bn UPB
October 2012	▪ Issued first HSART servicing advance transaction consisting of $250.0mm in one-year and $450.0mm in three-year fixed rate term notes at a WA spread over LIBOR of 1.55%
December 2012	▪ Priced a follow-on equity with gross proceeds of $499.1mm ▪ Acquired rights to MSRs with $34.6bn UPB ▪ Included $1.7bn of servicer advance receivables
January 2013	▪ Issued $650.0mm in one-year, $350.0mm in three-year and $150.0mm in five-year fixed rate term notes at a WA spread over LIBOR of 0.94%
June 2013	▪ Priced a follow-on equity offering with gross proceeds of $325.7mm ▪ Entered into a $350.0mm senior secured term loan facility
July 2013	▪ Acquired rights to MSRs with $83.6bn UPB ▪ Included $2.4bn of servicer advance receivables
October 2013	▪ Acquired rights to MSRs with $9.9bn UPB ▪ Included $350.0mm of servicer advance receivables
January 2014	▪ Issued $600.0mm in one-year and $200.0mm in three-year fixed rate term notes at a weighted average spread over LIBOR of 1.09%
March 2014	▪ Acquired FHA-insured EBO loans with $549.4mm UPB ▪ Total purchase price of $612.3mm including $55.7mm of servicer advance receivables
June 2014	▪ Issued $400.0mm of unrated four-year term notes at a weighted average fixed coupon of 2.88%
June 2014	▪ Acquired re-performing loans from a large bank with an aggregate unpaid principal balance of $396.9mm
July 2014	▪ Acquired re-performing loans from a large bank with an aggregate unpaid principal balance of $93.0mm

Asset Growth

Total Assets ($bn)



$9,000
$8,000
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
85% CAGR
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014

- HLSS' assets consist primarily of assets with low credit and valuation risk
  - HLSS has grown its asset base at an 85% CAGR and has continued to reinvest its cash flow in excess of its dividend to purchase residential mortgage assets
- Developed a stable revenue stream from servicing fees from mortgage servicing assets and interest earned on the FHA-insured EBO and RPL portfolios
- Significant growth in book value per share from $12.82 to $17.80 for Q2'12 and Q2'14, respectively

HLSS has acquired $7.1bn of servicer advance receivables since its IPO in March 2012

6

Veteran management team with extensive mortgage servicing experience HLSS Overview HLSS Leadership Team  Served as Chairman since the inception of HLSS  Chairman of Ocwen since September 1996 and Altisource since 2009  CEO of Ocwen Financial from January 1988 to May 1998  Managing General Partner of The Oxford Financial Group (predecessor of Ocwen) from 1983 to 1995  Served as a director since October 2011 and was appointed President in March 2012  Previously served as CFO and Chief Accounting Officer and EVP at Ocwen Financial, Ocwen Asset Management and Ocwen Loan Servicing  Duties included directing Ocwen's Advance Facility  Serves as CFO and SVP  Previously served as VP of Ocwen Financial  Duties included directing Ocwen's Advance Facility  Previously held several positions at AT&T, including CFO of National Business Markets, Online Markets and BellSouth Community Technologies  SVP of Investor Relations and Capital Markets  Previously served as investment banker at UBS and J.P. Morgan  Duties included capital raising for financial services companies, including Ocwen  Ran Alternative Capital Markets group at UBS William C. Erbey John P. Van Vlack James E. Lauter Bryon E. Stevens 7  Serves as General Counsel and SVP  Practiced Law at Ogier from 2007 to 2014 with a focus on the Financial Services industry  Prior to joining Ogier, practiced Corporate Law at Bell Canada and Davies Ward Phillips & Vineberg LLP Michael G. Lubin  Serves as Treasurer and VP  Previously served as Director of Finance at HLSS  Duties included financial planning and asset financing, including the HSART term note issuance program  Previously held several positions at Rock-Tenn Company and KPMG R. John McNeill

Assets Have Limited Credit and Valuation Risk HLSS Overview Servicing Advances $6.39 Billion or 87% 8 Servici g Advances $6.1 Billion or 77.3% $170.8 Billion Portfolio UPB $164.1 Billion Downside Protection Servicing Advances $6.2 Billion or 79.7% $6.7 Billion(1) ~96% decline in real estate value would be required to impair HLSS’ mortgage servicing assets(1)  Mortgage servicing assets are 25 times over-collateralized(1)  82% of assets are Servicing advances or Cash which have no mark-to-market  8% of assets are Rights to MSRs with prepayments that are not correlated to interest rates  10% of assets are Loans held for investment (FHA-insured EBOs and RPLs purchased at a discount) Cash & Reserves(2) $0.4 Billion or 4.7% Rights to MSRs $0.6 Billion or 7.9 % HLSS AssetsNote: Data as of June 30, 2014 (1) Servicing advances and related Rights to MSRs (2) Reserves associated with Advance Financing Facilities Loans held for investment $0.8 Billion or 10.1%

HLSS Overview Components of Income 9 $185.7 $41.3 Servicing revenue Interest income Subservicing fees Interest expense Amortization of MSRs Operating expenses and other Net Income / (4) ($ in Millions) 90.9 Basis points per UPB(1) (Annualized): (1) Management reporting format - calculated using average UPB for Q2 2014 (2) Interest earned on corporate and custodial cash balances and interest on Loans held for investment (3) Non-GAAP measure. Please see our Form 10-Q dated August 18, 2014 for a reconciliation to the corresponding GAAP measure (4) Operating expenses, net of billing to Ocwen for services provided 43 bps (21) bps (9) bps (2) bps (1) bps 12 bps 40.0 8.2 7.8 (2) Incentive Retained Fee Base 3.7 (3) 2 bps $50.7 Core Earnings(3)  Second quarter EPS of $0.71 was above guidance, primarily due to a $0.13 per share benefit from an increase in the fair value of MSR assets  Amortization was reduced by $9.4mm for the MSR asset valuation change due  Earnings exceeded dividends declared during the quarter by $16.6mm Second Quarter 2014 Earnings

Historical Performance HLSS Overview 10 $0.32 $0.37 $0.44 $0.44 $0.48 $0.49 $0.55 $0.62 $0.58 $0.58 $0.30 $0.30 $0.35 $0.38 $0.42 $0.45 $0.45 $0.45 $0.48 $0.52 $12.88 $13.66 $15.63 $15.78 $17.40 $17.48 $17.13 $17.59 $17.80 $17.86 $0.00 $2.00 $4.00 $6.00 $8.00 $10.00 $12.00 $14.00 $16.00 $18.00 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 Q2 2012 Q3 2012 Q4 2012 Q1 2013 Q2 2013 Q3 2013 Q4 2013 Q1 2014 Q2 2014 Q3 2014E Core EPS Dividends per Share Book Value per Share  Core EPS has grown substantially since inception  Book value has grown from accretive equity offerings and earnings in excess of dividends  Seventh dividend increase in August to a $0.54 quarterly rate reflects slower prepayments (1) Core EPS is reconciled to EPS as reported by adding the per share change in the fair value of Notes receivable – Rights to MSRs Changes in fair value: +$0.09 -$0.06 -$0.21 +$0.06 +$0.28 +$0.06 -$0.46 +$0.29 +$0.13 EPS as reported: $0.41 $0.31 $0.23 $0.50 $0.76 $0.55 $0.09 $0.91 $0.71 (1) Projected EPS Per Share Metrics

HLSS is expected to continue its presence in the Term ABS market in order to efficiently finance future acquisitions of servicing advance assets and refinance existing notes as they mature HLSS Term Note Issuance Program HLSS Overview 11  On January 22, 2013, HLSS issued a series of term notes that were utilized to refinance VFN balances associated with the December bulk purchase  $1.15bn of combined one-year, three-year and five-year term notes rated AAA to BBB (S&P) – Marked the first five-year offered note secured by servicing advance receivables  On May 21, 2013, HLSS issued two series of term notes that were utilized to reduce borrowing on VFN notes and acquire an additional $377.0mm of servicing advances from Ocwen  $850.0mm of combined two-year and four-year notes rated AAA to BBB (S&P)  On August 8, 2013, HLSS issued two series of term notes that were utilized to pay down VFN balances  $400.0mm of combined one-year and three-year notes rated AAA to BBB (S&P)  On September 18, 2013, HLSS issued $350.0mm of one-year notes rated AAA to BBB (S&P)  On November 26, 2013, HLSS issued $300.0mm of three-year notes rated AAA to BBB (S&P)  On January 17, 2014, HLSS issued $600.0mm of one-year notes and $200.0mm of three-year notes rated AAA to BBB (S&P)  On June 18, 2014, HLSS issued its first unrated series consisting of $400mm of four-year notes 0 100 200 300 400 500 600 700 800 900 1,000 O u t s t a n d i n g ( $ i n m i l l i o n s ) Quarter HSART Maturity Distribution (ex. VFNs) Unrated A-1+ BBB A AA AAA

HLSS Overview HLSS Portfolio Details (1) Performing loans include those loans that are current or have been delinquent for less than 90 days in accordance with their original terms and those loans for which borrowers are making scheduled payments under loan modification, forbearance or bankruptcy plans. We consider all other loans to be non-performing 12 ($ in thousands) HLSS Portfolio Overview – Mortgage Servicing Assets Residential Assets Serviced Unpaid Principal Balance Performing Loans (1) 137,926,776$ 80.7% 145,658,596$ 80.7% 60,788,667$ 76.6% Non-Performing Loans 29,636,922 17.4% 31,425,514 17.4% 16,714,970 21.1% Non-Performing Real Estate 3,245,061 1.9% 3,319,098 1.8% 1,857,237 2.3% Total Residential Assets Serviced 170,808,759$ 100.0% 180,403,208$ 100.0% 79,360,874$ 100.0% Loan Count Performing Loans (1) 925,351 85.0% 970,584 84.5% 451,255 82.1% Non-Performing Loans 146,065 13.4% 159,327 13.9% 88,534 16.1% Non-Performing Real Estate 17,146 1.6% 18,282 1.6% 10,160 1.8% Total Residential Assets Serviced 1,088,562 100.0% 1,148,193 100.0% 549,949 100.0% Percent of total UPB Non-Performing 19.3% 19.3% 23.4% Average CPR June 30, 2014 December 31, 2013 December 31, 2012 10.8% 12.4% 13.2%

HLSS Highlights HLSS Overview 13(1) Based on HLSS’ share price on September 12, 2014 of $22.64 (2) Bloomberg Stable Core Earnings Stream  Stable core earnings stream with limited correlation to changes in interest rates  Profits purchased up front  Achieving targeted return not dependent on asset appreciation as most assets liquidate at par  Servicer retains operating risk and regulatory compliance responsibility under an incentive contract designed to stabilize core earnings  Opportunity to increase earnings in an improving economy with rising interest rates  Cash flow in excess of dividend has been reinvested to maintain earnings and could be used to buy back stock to maintain core earnings per share  9.54% annualized dividend yield(1) with a 20.65% 1-year dividend growth rate(2) Proven Investment Strategy  Proven strategy of successful investing across a wide range of opportunities within the mortgage servicing industry  Successfully acquired mortgage servicing assets from Ocwen and established a stable, fee based revenue and earnings stream  Developed a market leading programmatic servicing advance term note program  Successfully diversify and grow the Asset Base  Q1 2014 purchase of FHA-insured EBO loans diversifies assets while preserving earnings stability  Q2 2014 purchase of RPLs diversifies assets, while taking advantage of managing Ocwen serviced loans  Ocwen Servicing Platform  Best in class servicer with a fully integrated investment platform  Leading full-service provider of mortgage servicing, special servicing and lending with 25+ year operating history  Publicly-traded (NYSE: OCN) mortgage servicer and originator with more than $3.7 billion in market capitalization as of September 12, 2014  Low cost, scalable servicing platform and technology  20+ years of innovation in loss mitigation  Ocwen modifies more loans and has lower re-default rates compared to other loans servicers  S&P  Special Servicer Ranking – Above Average  Prime Servicer Ranking – Above Average Strategic Growth Plan  Use cash flow available for reinvestment to purchase mortgage assets that have an attractive risk-adjusted yield  Continue to explore opportunities and invest in residential mortgage assets that have relatively low credit and valuation risk

Overview of HLSS-Ocwen Relationship

HLSS-Ocwen Relationship

HLSS HOME LOAN SERVICING SOLUTIONS®

Overview of HLSS-Ocwen Relationship

The HLSS-Ocwen subservicing relationship allows HLSS to benefit from Ocwen's industry expertise and previous experience servicing the assets

HLSS – Ocwen Relationship Overview

- Ocwen's servicing practices are deeply integrated into HLSS business strategy
  - HLSS serviced assets consist of 39.3% of Ocwen total servicing portfolio
  - Ocwen acts as the subservicer on $170.8bn UPB of loans on behalf of HLSS who holds the contractual right to receive the servicing fees
- The majority of Ocwen's subservicing fee is structured as an incentive fee which rewards collateral performance thereby reducing HLSS' cost of advance financing
- All current HLSS assets were either acquired from Ocwen or are serviced by Ocwen
  - Ocwen is the named servicer on the GNMA EBO loans and the RPL portfolio
- HLSS does not have and does not intend to develop its own mortgage servicing platform

Ocwen Servicing Highlights

- Mortgage servicer with over $3.7bn[1] in market capitalization and total equity of $1.9bn at June 30, 2014
- Ocwen services loans across all 50 states, the District of Columbia and two U.S. territories providing geographic diversification for its servicing portfolio
- Servicing portfolio of real estate assets with $435.1bn UPB as of June 30, 2014
- Ocwen has completed over 510,000 loan modifications since January 2008
- 20+ years of innovation in loss mitigation
- Ocwen received 3-star ratings, the highest ratings possible, for all categories in the Making Home Affordable Program Performance Report through the Second Quarter of 2014[2]
- Low cost, scalable servicing platform and technology

Ocwen's use of proprietary technology and a global platform has made it one of the highest quality and lowest cost providers in the mortgage servicing industry

(1) As of September 12, 2014
(2) Published on September 5, 2014

15

Overview of HLSS-Ocwen Relationship Global Servicing Platform Ocwen employs approximately 11,330 professionals and staff worldwide(1) Houston, TX Bangalore, India Mumbai, India Montevideo, Uruguay Atlanta, GA West Palm Beach, FL St. Croix, US Virgin Islands (1) As of June 30, 2014 Mount Laurel, NJ Dallas, TX Pune, India Waterloo, IA Burbank, CA Fort Washington, PA 16

Ocwen Servicing Effectiveness Overview of HLSS-Ocwen Relationship 17  For acquired portfolios, superior loss mitigation processes enable Ocwen to reduce delinquency rates and advances % Reduction in 90+ delinquency percentage at 12 months after boarding Reducing delinquencies and advances creates value through lower capital requirements, lower interest expense and lower operating costs Source: Ocwen Q1 2014 earnings presentation (1) Delinquency reduction over 11 months since boarding on Ocwen’s platform

Ocwen Servicing Effectiveness Overview of HLSS-Ocwen Relationship 18 Subprime DQ to Liquidation Timeline Ocwen vs. Non-Ocwen 20 25 30 35 40 45 M o n t h s Ocwen Non-Ocwen Note: Ocwen includes Homeq, Litton, Saxon, Homeward Residential, Rescap and OneWest acquisitions. Acquired REO, at the time of servicing acquisition, included substantial amounts of REO with highly aged REO inventories. Source: BlackBox Logic – Subprime non-Agency securities data through June 2014

Ocwen Servicing Portfolio Details

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Overview of HLSS-Ocwen Relationship

Ocwen reduced delinquencies even while adding highly delinquent portfolios

($ in thousands)

Residential Assets Serviced		June 30, 2014			December 31, 2013			December 31, 2012	
Unpaid Principal Balance									
Performing Loans (1)	$	379,205,336	87.1%	$	397,462,893	85.5%	$	153,824,497	70.4%
Non-Performing Loans		49,116,671	11.3%		59,425,722	12.8%	$	43,568,536	23.6%
Non-Performing Real Estate		6,797,841	1.6%		7,762,717	1.7%		6,272,683	6.1%
Total Residential Assets Serviced (2)	**$**	**435,119,848**	**100.0%**	**$**	**464,651,332**	**100.0%**	**$**	**203,665,716**	**100.0%**
HLSS Assets	**$**	**170,808,759**	**39.3%**	**$**	**180,403,208**	**38.8%**	**$**	**79,360,874**	**39.0%**
Loan Count									
Performing Loans (1)		2,422,886	90.1%		2,511,675	87.8%		982,391	80.5%
Non-Performing Loans		230,650	8.6%		308,468	10.8%		204,325	16.7%
Non-Performing Real Estate		35,571	1.3%		41,775	1.5%		33,240	2.7%
Total Residential Assets Serviced (2)		**2,689,107**	**100.0%**		**2,861,918**	**100.0%**		**1,219,956**	**100.0%**
Percent of total UPB									
Servicing Portfolio			87.3%			84.4%			86.0%
Subservicing Portfolio			12.7%			15.6%			14.0%
Non-Performing, Excl. FHLMC (3)			9.9%			12.2%			18.4%
Average CPR (4)		**12.0%**			**16.9%**			**14.7%**	

(1) Performing loans include those loans that are current (less than 90 days past due) and those loans for which borrowers are making scheduled payments under loan modification, forbearance or bankruptcy plans. We consider all other loans to be non-performing

(2) At June 30, 2014, Ocwen serviced 770,415 subprime loans with a UPB of $131.8bn

(3) Excludes Freddie Mac loans serviced under special servicing agreements where Ocwen has no obligation to advance

(4) The reduction in average CPR compared to prior periods relates primarily to a reduction in refinancing due to a rise in interest rates

19

HSART Master Trust Overview

SAF Market Update HSART Master Trust Overview  HLSS has led the SAR ABS market growth over the past 24 months  The market has grown in size from less than $1.0BN in the first half of 2011, marked by the issuance of a solitary transaction - SART 1, to $5.1BN as of September 2014, with issuances spread between three different issuers  In the second half of 2014, float decreased by over ~$1.1BN due to S&P’s reevaluation of its SAR rating criteria  The float in the market has maintained, but secondary activity has slowed while new issue takes a pause  Volumes are expected to return again alongside new issue  Since October 2012, the SAR ABS investor base has expanded from 34 accounts in the inaugural HSART offering to a cumulative total of 76  Many of the accounts involved view the SAR asset class as an attractive alternative to more established and liquid consumer ABS offerings  HSART’s quarterly issuances have created a programmatic consistency that helps to define this market  To date, credit losses on servicing advance ABS have been zero, primarily because of (i) the seniority in the underlying RMBS waterfall and (ii) the securitization structures 34 55 64 66 69 71 76 10 20 30 40 50 60 70 80 90 HSART 2012 - T2 HSART 2013 - T1 HSART 2013 - T2/T3 HSART 2013 - T4/T5 HSART 2013 - T6 HSART 2013 - T7 HSART 2014 - T1/T2 N u m b e r o f I n v e s t o r s SAR Investor Growth Existing Investors New Investors Cumulative Servicing Advance ABS Investors 21 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 SAR ABS Outstanding SAR ABS Outstanding

HSART Structural Summary

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HSART Master Trust Overview

Master Trust Overview

- HSART is structured as a master trust facility that provides HLSS the flexibility to periodically issue different debt series secured by a common collateral series
- Cross collateralized receivables pool backing all series consists of approximately $5.3bn in receivables related to approximately $144.2bn in UPB on 1,557 non-agency PSAs
- Sixteen series have been issued thus far, and twelve are currently outstanding

Current HSART Master Trust

Series:	2012 VF1 - VF3	2012 T2	2013 T1	2013 T2	2013 T3	2013 T5	2013 T7	2014 T1	2014 T2	2014 T3
Note Holder	BC/ WFS /CS	ABS Investors	ABS Investors	ABS Investors	ABS Investors	ABS Investors	ABS Investors	ABS Investors	ABS Investors	ABS Investors
($ in Millions)	**Variable Funding Notes**	**Medium Term Notes**	**Medium Term Notes**	**Medium Term Notes**		**Medium Term Notes**	**Medium Term Notes**	**Medium Term Notes**		**Medium Term Notes**
Max Capacity	$2,100.00	$450.00	$500.00	$375.00	$475.00	$200.00	$300.00	$600.0	$200.0	$400.0
Lowest Rating	BBB	BBB	BBB	BBB	BBB	BBB	BBB	BBB	BBB	N/R

- **September 2012**
  - Series 2012-VFN1 — variable funding note series ($700.0mm max balance)
  - Series 2013-MM1 — WFS structured series providing for the issuance of 2a-7 money market eligible class ($293.5mm)
    - Refinanced utilizing excess VFN capacity on September 15, 2014
  - Series 2012-T1 — original medium term notes series ($600.0mm) refinanced with the issuance of the Series 2012-T2
- **October 2012**
  - Series 2012-T2 — two groups of term notes $700.0mm (1 and 3-year) broadly marketed to ABS term investors
    - 3-year note classes remain outstanding ($450.0mm)
- **December 2012**
  - Series 2012-VF2 & VF3 — variable funding note series ($1,400.0mm max balance for both series)
- **January 2013**
  - Series 2013-T1 — 3 groups of term notes $1,150.0mm (1, 3 and 5-year) broadly marketed to ABS term investors
    - 3 and 5-year notes remain outstanding ($500.0mm)
- **May 2013**
  - Series 2013-T2 — $375.0mm (2-year) broadly marketed to ABS term investors
  - Series 2013-T3 — $475.0mm (4-year) broadly marketed to ABS term investors
- **August 2013**
  - Series 2013-T4 — $200.0mm (1-year) broadly marketed to ABS term investors
    - Refinanced utilizing excess VFN capacity on August 8, 2014
  - Series 2013-T5 — $200.0mm (3-year) broadly marketed to ABS term investors
- **September 2013**
  - Series 2013-T6 — $350.0mm (1-year) broadly marketed to ABS term investors
    - Refinanced utilizing excess VFN capacity on September 15, 2014
- **November 2013**
  - Series 2013-T7 — $300.0mm (3-year) broadly marketed to ABS term investors
- **January 2014**
  - Series 2014-T1 — $600.0mm (1-year) broadly marketed to ABS term investors
  - Series 2014-T2 — $200.0mm (3-year) broadly marketed to ABS term investors
- **June 2014**
  - Series 2014-T3 — $400.0mm (4-year) marketed to select ABS term investors
    - First unrated series issued in the HSART Master Trust
    - The Class A was sold to ABS term investors ($363.0mm)
    - The Class B term notes was initially retained by HLSS ($37.0mm)

22

 Revolving Period  For any class or series, commences on the issuance date and ends on the earlier to occur of (i) a targeted amortization event and (ii) an early amortization event  MTN Holders – Interest-only period for MTNs, no principal is due or paid  Targeted Amortization Period (“TAP”)  For any class or series, commences upon the occurrence of a targeted amortization event. During a TAP for any class or series, new receivables are still funded while collections are used to amortize such class or series on a scheduled basis  MTN Holders – Holders of MTN series notes will be contractually entitled to repayment over a six or twelve-month repayment of principal to be paid from collections. In the event collections are unable to support the scheduled amortization of all notes in TAP, the full transaction would enter the early amortization period described below  Facility Early Amortization Period (“EAP”)  For all classes within the HSART facility, commences upon the occurrence of an early amortization event. During the EAP, new advances are not funded and all collections are used to fully turbo all outstandings series on a pro-rata and pari passu basis  MTN Holders – Upon an early amortization event, all series are allocated a pro-rata portion of collections according to their respective “Invested Amounts”. Classes within each series are paid sequentially according to seniority HSART Transaction Phases HSART Master Trust Overview Transaction Phases 23

HLSS HOME LOAN SERVICING SOLUTIONS®
HSART Master Trust Overview

HSART Investor Protections

Investor Protections

- **Target Amortization Events**
  - Earlier of the related expected repayment date or the occurrence of the following events:
    - Monthly reimbursement rate < 5.00%
    - The interest coverage ratio is < 5.00x as determined on the payment date and the two (2) proceeding payment dates
    - Servicer termination events on servicing agreements represents > 15.00% of all eligible servicing agreements included in the facility
    - Redemption Option Trigger Condition (Collateral Value of all Facility Eligible Receivables / Aggregate Note Balance) < 100.00% for 2 months
- **Facility Eligible Receivables and Servicing Agreements**
  - Criteria includes but not limited to:
    - Mortgage loan is secured by a first lien on the property
    - All PSAs provide for "first-in, first-out" or "FIFO" reimbursement of advances
    - Only 15.00% of PSAs provide for non-pool level recoverability provisions, which are subject to further loan level collateral tests

Collateral Value Exclusions

- Advances in excess of the below established thresholds are excluded from the collateral base calculation thereby reducing the effective Advance Rate

Test	Threshold	Explanation
Advance Ratio	>100.00%	For each designated servicing agreement, stressed non-recoverable advances divided by scheduled P&I remittances for a given month cannot exceed 100.00%
Market Value Ratio	>25.00%	PSA level test - ratio of funded receivables to aggregate mortgage net property market value cannot exceed 25.00%
Small UPB and mortgage loan sublimit	>2.50%	Advances from Small Threshold PSAs cannot exceed 2.50% of all eligible receivables
Low UPB and mortgage loan sublimit[1]	>7.50%	Advances from Small Threshold PSAs and Low Threshold PSAs cannot exceed 7.50% of all eligible receivables
Middle UPB and mortgage loan sublimit[1]	>15.00%	Advances from Small Threshold PSAs, Low Threshold PSAs, and Middle Threshold PSA cannot exceed 15.00% of all eligible receivables
Single PSA funded limit	>15.00%	Total receivables balance associated with any one PSA cannot exceed 15.00% of all master trust receivables funded
Loan level PSA sublimit	>15.00%	Advances from Loan-Level Receivables cannot exceed 15.00% of all eligible receivables
Loan Level Market Value Ratio	>50.00%	The total loan level receivables with respect to any loan, cannot exceed 50.00% of the net property value of such mortgaged property
Restricted DSFs	>3.25%	Loan-level DSFs and not immediately recoverable (upon termination) DSFs cannot exceed 3.25% of all master trust receivables

[1] Low UPB sublimit is cumulative to include Small UPB test; Middle UPB sublimit includes both Small and Low tests.

24

 All HSART series feature two structural mechanisms (with similar sounding names) that provide significant protection as monthly reimbursement rates (“MRR”) slow  Targeted Amortization Event Trigger - MRR threshold of 5.00%; series begins a 12-month amortization period upon trigger  Trigger Advance Rate - an additional independent performance based test described below  The Trigger Advance Rate serves as an advance rate reduction mechanism based on MRR performance  Formulaic approach to measure collateral reimbursement speed adequacy will be the lessor of:  (i) the S&P issued Advance Rate; or  (ii) The Trigger Advance Rate (as shown below)  The formula is designed to measure the amount of haircut required to support the negative carry associated with an extended recovery timeline. Such extended timeline is a function of the actual MRRs observed but stressed further for conservatism 73.0% 76.0% 79.0% 82.0% 85.0% 88.0% 91.0% 94.0% 97.0% 100.0% Monthly Reimbursement Rate HSART 2013-T6 TAE Advance Rate Reduction HSART Trigger Advance Rate HSART Master Trust Overview HSART 2013-T6 TAR AAA BBB MRR S&P A/R TAR A/R S&P A/R TAR A/R 12.00% 87.68% 92.76% 0.00% 95.20% 97.20% 0.00% 11.00% 87.68% 92.10% 0.00% 95.20% 96.94% 0.00% 10.00% 87.68% 91.31% 0.00% 95.20% 96.64% 0.00% 9.00% 87.68% 90.34% 0.00% 95.20% 96.26% 0.00% 8.00% 87.68% 89.14% 0.00% 95.20% 95.79% 0.00% 7.00% 87.68% 87.58% -0.06% 95.20% 95.19% -0.01% 6.00% 87.68% 85.51% -2.13% 95.20% 94.39% -0.79% 5.00% 87.68% 82.62% -5.02% 95.20% 93.27% -1.91% 4.00% 87.68% 78.27% -9.35% 95.20% 91.59% -3.59% 3.00% 87.68% 71.03% -16.58% 95.20% 88.79% -6.39% HSART Series 2013-T6 25 HSART Trigger Advance Rate

Master Trust Receivables Distribution HSART Master Trust Overview (1) Estimated as of September 15, 2014 Receivables Distribution Type Receivables Balance % of Receivables Judicial Escrow $ 1,819,525,639 34.38% Judicial P&I 1,205,231,908 22.77% Non-Judicial P&I 716,702,171 13.54% Judicial Corporate 539,583,558 10.19% Non-Judicial Escrow 498,102,693 9.41% Non-Judicial Corporate 241,585,289 4.56% Judicial DSF 169,169,312 3.20% Non-Judicial DSF 102,853,532 1.94% Loan-Level Judicial P&I N/A 0.00% Loan-Level Non-Judicial P&I N/A 0.00% Loan-Level Judicial Escrow N/A 0.00% Loan-Level Non-Judicial Escrow N/A 0.00% Loan-Level Judicial Corporate N/A 0.00% Loan-Level Non-Judicial Corporate N/A 0.00% Total Receivable Amount $ 5,292,754,102 100.00% 26 HSART Collateral Base

Appendices

Appendix: Select Past Transactions

Capital Structure HSART Series 2014 – T1/T2 Marketing Summary Appendices One Year Class Rating (S&P) Note Balance Advance Rates Spread Yield WAL Repay Date A-T1 AAA(sf) $ 551,300,000 87.42% 0.95% 1.25% 0.99 1/15/2015 B-T1 AA(sf) $ 25,500,000 91.46% 1.25% 1.55% C-T1 A(sf) $ 12,000,000 93.36% 1.50% 1.80% D-T1 BBB(sf) $ 11,200,000 95.14% 2.00% 2.30% Total $ 600,000,000 1.29% Three Year Class Rating (S&P) Note Balance Advance Rates Spread Yield WAL Repay Date A-T2 AAA(sf) $ 181,300,000 85.00% 1.35% 2.23% 2.99 1/17/2017 B-T2 AA(sf) $ 9,700,000 89.55% 1.60% 2.48% C-T2 A(sf) $ 4,500,000 91.66% 1.90% 2.78% D-T2 BBB(sf) $ 4,500,000 93.77% 2.25% 3.13% Total $ 200,000,000 2.27% Cumulative Total $ 800,000,000 1.78%1 1 Duration WA COF 29

Capital Structure HSART Series 2013 – T7 Marketing Summary Appendices Three Year Class Rating (S&P) Note Balance Advance Rates Spread Yield WAL Repay Date A-T7 AAA(sf) $ 273,150,000 85.25% 1.35% 1.99% 2.97 11/15/2016 B-T7 AA(sf) $ 13,950,000 89.60% 1.60% 2.24% C-T7 A(sf) $ 6,750,000 91.71% 1.90% 2.54% D-T7 BBB(sf) $ 6,150,000 93.63% 2.40% 3.04% Total $ 300,000,000 1.40% 2.04% 30

Capital Structure HSART Series 2013 – T2/T3 Marketing Summary Appendices Two Year Class Rating (S&P) Note Balance Advance Rates Spread Yield WAL Repay Date A-T2 AAA(sf) $ 323,339,000 80.25% 0.78% 1.15% 1.98 5/15/2015 B-T2 AA(sf) $ 26,269,000 86.77% 1.13% 1.50% C-T2 A(sf) $ 13,064,000 90.02% 1.48% 1.85% D-T2 BBB(sf) $ 12,328,000 93.08% 2.03% 2.40% Total $ 375,000,000 1.24% Four Year Class Rating (S&P) Note Balance Advance Rates Spread Yield WAL Repay Date A-T3 AAA(sf) $ 406,276,000 78.56% 1.09% 1.80% 3.98 5/15/2017 B-T3 AA(sf) $ 35,358,000 85.40% 1.44% 2.15% C-T3 A(sf) $ 17,220,000 88.73% 1.69% 2.40% D-T3 BBB(sf) $ 16,146,000 91.85% 2.44% 3.15% Total $ 475,000,000 1.89% Cumulative Total $ 850,000,000 1.61%1 1 Duration WA COF 31

Capital Structure HSART Series 2013 – T1 Marketing Summary Appendices One Year Class Rating (S&P) Note Balance Advance Rates Spread Yield WAL Repay Date A-1-T1 AAA(sf) $ 562,355,000 79.84% 0.59% 0.90% 0.98 1/15/2014 B-1-T1 AA(sf) $ 44,887,000 86.21% 0.94% 1.25% C-1-T1 A(sf) $ 22,303,000 89.38% 1.34% 1.65% D-1-T1 BBB(sf) $ 20,455,000 92.28% 2.19% 2.50% Total $ 650,000,000 1.00% Three Year Class Rating (S&P) Note Balance Advance Rates Spread Yield WAL Repay Date A-2-T1 AAA(sf) $ 302,807,000 79.84% 1.02% 1.50% 2.98 1/15/2016 B-2-T1 AA(sf) $ 24,170,000 86.21% 1.27% 1.75% C-2-T1 A(sf) $ 12,010,000 89.38% 2.02% 2.50% D-2-T1 BBB(sf) $ 11,013,000 92.28% 2.77% 3.25% Total $ 350,000,000 1.61% Five Year Class Rating (S&P) Note Balance Advance Rates Spread Yield WAL Repay Date A-3-T1 AAA(sf) $ 129,774,000 79.84% 1.44% 2.30% 4.98 1/16/2018 B-3-T1 AA(sf) $ 10,359,000 86.21% 1.89% 2.75% C-3-T1 A(sf) $ 5,147,000 89.38% 2.64% 3.50% D-3-T1 BBB(sf) $ 4,720,000 92.28% 3.64% 4.50% Total $ 150,000,000 2.44% Cumulative Total $ 1,150,000,000 1.70%1 1 Duration WA COF 32

Appendix: Performance

HSART Remittance Report

HLSS HOME LOAN SERVICING SOLUTIONS®

Appendices

Remittance Report Excerpt

Investor	1st Lien Gross Advance	Funded Advance Receivable Balance	UPB	Loan Count	Small Threshold Servicing	Small Threshold Servicing >2.50%	Low Threshold Servicing	Low Threshold	Middle Threshold Servicing	Middle Threshold	Low Threshold >7.50%	Middle Threshold > 15%	Market Value Ratio > 25%	UPB Ratio	UPB Ratio > 20%	15% Adv of Global
2011	$329,624	$272,257	$9,681,708	174	N	0.00%	Y	0.00%	N	0.00%	0.00%	0.00%	N	2.81%	N	0.00%
2012	$95,831	$85,857	$3,104,375	45	N	0.00%	Y	0.00%	N	0.00%	0.00%	0.00%	N	2.77%	N	0.00%
2013	$419,639	$365,284	$5,441,618	118	N	0.00%	Y	0.01%	Y	0.01%	0.01%	0.01%	N	6.71%	N	0.01%
2014	$419,901	$337,846	$7,931,190	161	N	0.00%	Y	0.01%	N	0.00%	0.01%	0.01%	N	4.26%	N	0.01%
2039	$22,938	$17,901	$1,212,079	23	N	0.00%	Y	0.00%	N	0.00%	0.00%	0.00%	N	1.48%	N	0.00%
2041	$116,432	$95,596	$3,055,828	51	N	0.00%	Y	0.00%	Y	0.00%	0.00%	0.00%	N	3.13%	N	0.00%
2042	$136,991	$117,091	$2,267,676	44	N	0.00%	Y	0.00%	N	0.00%	0.00%	0.00%	N	5.16%	N	0.00%
2119	$343,823	$343,823	$9,699,581	140	N	0.00%	Y	0.01%	N	0.00%	0.01%	0.01%	N	3.54%	N	0.01%
2131	$163,745	$148,224	$5,231,340	76	N	0.00%	Y	0.00%	Y	0.00%	0.00%	0.01%	N	2.83%	N	0.00%
2132	$49,798	$49,594	$2,242,164	32	N	0.00%	Y	0.00%	N	0.00%	0.00%	0.00%	N	2.21%	N	0.00%
2139	$311,231	$253,977	$4,592,450	87	N	0.00%	Y	0.00%	Y	0.00%	0.00%	0.01%	N	5.53%	N	0.00%
2144	$564,001	$558,666	$8,209,861	109	N	0.00%	Y	0.01%	Y	0.01%	0.01%	0.02%	N	6.80%	N	0.01%
2154	$284,708	$255,430	$7,886,027	126	N	0.00%	Y	0.00%	N	0.00%	0.00%	0.00%	N	3.24%	N	0.00%
2158	$80,789	$70,434	$2,266,757	30	N	0.00%	Y	0.00%	N	0.00%	0.00%	0.00%	N	3.11%	N	0.00%
2159	$214,545	$176,440	$7,304,157	116	N	0.00%	Y	0.00%	Y	0.00%	0.00%	0.01%	N	2.42%	N	0.00%
2161	$1,375,231	$1,118,002	$13,756,300	193	N	0.00%	N	0.00%	Y	0.02%	0.00%	0.02%	N	8.13%	N	0.02%
2164	$113,671	$97,044	$3,934,590	64	N	0.00%	Y	0.00%	Y	0.00%	0.00%	0.00%	N	2.47%	N	0.00%
2166	$108,371	$82,520	$3,655,069	49	N	0.00%	Y	0.00%	N	0.00%	0.00%	0.00%	N	2.26%	N	0.00%
2172	$1,131,242	$862,670	$34,842,567	491	N	0.00%	N	0.00%	N	0.00%	0.00%	0.00%	N	2.48%	N	0.02%
2178	$374,063	$320,455	$11,059,786	212	N	0.00%	N	0.00%	Y	0.01%	0.00%	0.01%	N	2.90%	N	0.01%
2182	$465,200	$393,958	$14,744,143	178	N	0.00%	N	0.00%	Y	0.01%	0.00%	0.01%	N	2.67%	N	0.01%
2183	$992,130	$846,568	$18,144,079	322	N	0.00%	N	0.00%	Y	0.01%	0.00%	0.01%	N	4.67%	N	0.01%
2189	$521,879	$453,602	$13,214,240	160	N	0.00%	N	0.00%	Y	0.01%	0.00%	0.01%	N	3.43%	N	0.01%
2192	$320,731	$291,983	$10,909,776	128	N	0.00%	N	0.00%	Y	0.01%	0.00%	0.01%	N	2.68%	N	0.01%
2194	$123,897	$102,897	$7,109,443	73	N	0.00%	Y	0.00%	Y	0.00%	0.00%	0.00%	N	1.45%	N	0.00%
2196	$976,379	$741,480	$17,828,041	254	N	0.00%	N	0.00%	Y	0.01%	0.00%	0.01%	N	4.16%	N	0.01%
2197	$188,300	$171,460	$7,478,625	106	N	0.00%	Y	0.00%	Y	0.00%	0.00%	0.01%	N	2.29%	N	0.00%
2199	$365,400	$333,962	$14,880,689	171	N	0.00%	N	0.00%	Y	0.01%	0.00%	0.01%	N	2.24%	N	0.01%
2200	$502,357	$444,399	$8,576,141	103	N	0.00%	Y	0.01%	Y	0.01%	0.01%	0.02%	N	5.18%	N	0.01%
2201	$413,207	$413,207	$16,585,515	200	N	0.00%	N	0.00%	Y	0.01%	0.00%	0.01%	N	2.49%	N	0.01%
2203	$651,627	$592,630	$8,531,181	115	N	0.00%	Y	0.01%	Y	0.01%	0.01%	0.02%	N	6.95%	N	0.01%
2210	$637,750	$573,666	$22,335,484	250	N	0.00%	N	0.00%	Y	0.01%	0.00%	0.01%	N	2.57%	N	0.01%
2212	$924,618	$711,018	$18,859,259	258	N	0.00%	N	0.00%	Y	0.01%	0.00%	0.01%	N	3.77%	N	0.01%
2220	$1,086,284	$1,033,699	$18,716,435	202	N	0.00%	N	0.00%	Y	0.02%	0.00%	0.02%	N	5.52%	N	0.02%
2224	$958,182	$834,866	$27,474,708	342	N	0.00%	N	0.00%	N	0.00%	0.00%	0.00%	N	3.04%	N	0.01%
2225	$939,861	$786,665	$33,389,997	424	N	0.00%	N	0.00%	N	0.00%	0.00%	0.00%	N	2.36%	N	0.01%
2227	$496,680	$411,213	$19,743,793	234	N	0.00%	N	0.00%	Y	0.01%	0.00%	0.01%	N	2.08%	N	0.01%
2228	$1,182,070	$951,995	$21,704,490	290	N	0.00%	N	0.00%	Y	0.02%	0.00%	0.02%	N	4.39%	N	0.02%
2229	$444,042	$379,661	$8,029,212	82	N	0.00%	Y	0.01%	Y	0.01%	0.01%	0.01%	N	4.73%	N	0.01%
2232	$118,086	$109,213	$5,508,624	59	N	0.00%	Y	0.00%	Y	0.00%	0.00%	0.00%	N	1.98%	N	0.00%
2237	$1,608,594	$1,408,955	$29,531,496	383	N	0.00%	N	0.00%	N	0.00%	0.00%	0.00%	N	4.77%	N	0.02%
2238	$174,282	$174,282	$5,974,509	68	N	0.00%	Y	0.00%	Y	0.00%	0.00%	0.01%	N	2.92%	N	0.00%
2242	$903,356	$633,177	$26,644,668	339	N	0.00%	N	0.00%	N	0.00%	0.00%	0.00%	N	2.38%	N	0.01%
2243	$408,568	$368,752	$15,233,655	213	N	0.00%	N	0.00%	Y	0.01%	0.00%	0.01%	N	2.42%	N	0.01%
2244	$163,458	$133,936	$16,528,119	200	N	0.00%	N	0.00%	Y	0.00%	0.00%	0.00%	N	0.81%	N	0.00%
2245	$358,010	$303,959	$7,611,996	62	N	0.00%	Y	0.01%	Y	0.01%	0.01%	0.01%	N	3.99%	N	0.01%
2252	$32,145	$32,145	$4,341,055	41	N	0.00%	Y	0.00%	N	0.00%	0.00%	0.00%	N	0.74%	N	0.00%
2253	$219,955	$161,145	$9,097,323	77	N	0.00%	Y	0.00%	Y	0.00%	0.00%	0.01%	N	1.77%	N	0.00%
2256	$246,811	$206,406	$6,463,466	48	N	0.00%	Y	0.00%	N	0.00%	0.00%	0.00%	N	3.19%	N	0.00%

34

Monthly Reimbursement Rate Appendices Historical Monthly Reimbursement Rate *Monthly reimbursement rates as reflected from Ocwen performance history 35 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 19.00% Date 9/15/2013 10/15/2013 11/15/2013 12/15/2013 1/15/2014 2/15/2014 3/15/2014 4/15/2014 5/15/2014 6/15/2014 7/15/2014 8/15/2014 9/15/2014 MRR 17.08% 16.22% 16.94% 16.76% 17.19% 16.11% 15.87% 16.22% 17.06% 17.87% 18.22% 18.15% 17.52%

P&I Judicial and Non-Judicial Recovery Curves at Pool and Loan Level Appendices P&I Recovery Curves Non-agency advance recovery data as of June 2014 36 Period 8 16 24 32 48 56 64 72 80 Judicial - Pool Level 84.30% 89.71% 92.66% 94.51% 97.06% 97.92% 98.61% 99.22% 99.50% Non-Judicial - Pool Level 87.52% 94.78% 97.61% 98.74% 99.56% 99.71% 99.76% 99.83% 99.88% Judicial - Loan Level 78.66% 88.79% 92.87% 95.35% 98.81% 99.75% 99.77% 100.00% 100.00% Non-Judicial - Loan Level 78.38% 91.01% 95.39% 97.21% 99.83% 99.95% 99.98% 100.00% 100.00% 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% 80.00% 90.00% 100.00% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55 57 59 61 63 65 67 69 71 73 75 77 79 81 83 85 87 89 Judicial - Pool Level Non-Judicial - Pool Level Judicial - Loan Level Non-Judicial - Loan Level

Corporate Judicial and Non-Judicial Recovery Curves at Pool and Loan Level Appendices Corporate Recovery Curves 37 Non-agency advance recovery data as of June 2014 Period 8 16 24 32 48 56 64 72 80 Judicial - Pool Level 46.60% 68.03% 79.55% 86.91% 94.70% 96.66% 97.97% 98.66% 99.11% Non-Judicial - Pool Level 60.86% 83.21% 91.62% 95.48% 98.48% 99.00% 99.26% 99.46% 99.71% Judicial - Loan Level 49.75% 69.80% 81.34% 88.82% 97.07% 99.45% 99.95% 100.00% 100.00% Non-Judicial - Loan Level 60.76% 83.23% 90.98% 94.51% 98.53% 99.18% 99.85% 100.00% 100.00% 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% 80.00% 90.00% 100.00% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55 57 59 61 63 65 67 69 71 73 75 77 79 81 83 85 87 89 Judicial - Pool Level Non-Judicial - Pool Level Judicial - Loan Level Non-Judicial - Loan Level

Escrow Judicial and Non-Judicial Recovery Curves at Pool and Loan Level Appendices Escrow Recovery Curves 38 Non-agency advance recovery data as of June 2014 Period 8 16 24 32 48 56 64 72 80 Judicial - Pool Level 45.06% 66.05% 77.76% 85.58% 94.26% 96.58% 98.03% 98.77% 99.20% Non-Judicial - Pool Level 58.82% 82.21% 91.31% 95.44% 98.62% 99.20% 99.55% 99.74% 99.85% Judicial - Loan Level 49.75% 69.80% 81.34% 88.82% 97.07% 99.45% 99.95% 100.00% 100.00% Non-Judicial - Loan Level 60.76% 83.23% 90.98% 94.51% 98.53% 99.18% 99.85% 100.00% 100.00% 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% 80.00% 90.00% 100.00% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55 57 59 61 63 65 67 69 71 73 75 77 79 81 83 85 87 89 Judicial - Pool Level Non-Judicial - Pool Level Judicial - Loan Level Non-Judicial - Loan Level

DSF Judicial and Non-Judicial Recovery Curves at Pool and Loan Level Appendices DSF Recovery Curves 39 Non-agency advance recovery data as of June 2014 Period 8 16 24 32 48 56 64 72 80 Judicial - Pool Level 50.45% 72.91% 83.98% 90.11% 95.74% 96.81% 97.80% 98.38% 98.85% Non-Judicial - Pool Level 63.67% 84.46% 92.03% 95.53% 98.27% 98.70% 98.84% 99.07% 99.48% Judicial - Loan Level 50.73% 71.16% 82.79% 89.18% 96.67% 98.78% 99.51% 100.00% 100.00% Non-Judicial - Loan Level 62.66% 82.95% 90.79% 94.26% 98.41% 99.73% 99.90% 99.95% 100.00% 0.00% 10.00% 20.00% 30.00% 40.00% 50.00% 60.00% 70.00% 80.00% 90.00% 100.00% 1 3 5 7 9 11 13 15 17 19 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55 57 59 61 63 65 67 69 71 73 75 77 79 81 83 85 87 89 Judicial - Pool Level Non-Judicial - Pool Level Judicial - Loan Level Non-Judicial - Loan Level

HLSS Servicer Advance Receivables Trust ABS East 2014 Investor Presentation